SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                Bull & Bear U.S. Government Securities Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

                BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------



To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of Bull & Bear U.S. Government Securities Fund, Inc. (the "Fund") will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, on Friday, December 18, 1998 at 8:00 a.m. for the following purposes:

1. To elect one Class I Director to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

3. To amend the Fund's Articles of Incorporation to change the Fund's name to Bexil Corporation.

         Stockholders of record at the close of business on November 18, 1998 are entitled to receive notice of and to vote at the meeting.


                                    By Order of the Board of Directors



                                    Deborah Ann Sullivan
                                    Secretary


New York, New York
November 17, 1998

   Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Fund to incur additional expenses to solicit sufficient votes for the meeting.

                BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
                      ------------------------------------

                                 PROXY STATEMENT
                      ------------------------------------


                         Annual Meeting of Stockholders
                          To Be Held December 18, 1998

    This Proxy Statement, dated November 17, 1998, is furnished in connection with a solicitation of proxies by the Board of Directors of Bull & Bear U.S. Government Securities Fund, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, on Friday, December 18, 1998 at 8:00 a.m. and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on November 18, 1998 ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the date hereof, the Fund had 751,368.304 shares of common stock issued and outstanding entitled to be voted at the Meeting. Stockholders of the Fund will vote as a single class. It is estimated that proxy materials will be mailed to stockholders of record on or about November 19, 1998. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.


PROPOSAL 1:                ELECTION OF DIRECTOR

    The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund elect one Class I Director to serve for a five year term, and until his successor is duly elected and qualified. The nominee currently serves as a Director of the Fund. The following table sets forth certain information concerning the nominee for Class I Director of the Fund.



Name, Principal Occupation and                       Director         Year Term
Business Experience for Past Five Years               Since            Expires
-------------------------------------------------------------------------------

CLASS I:                                              1996              2003

FREDERICK A. PARKER, JR. -- He is retired President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. His address is 219 East 69th Street, New York, New York 10021. He was born November 14, 1926.

    The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominee listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

    The Fund has an audit committee comprised of Douglas Wu, Frederick A. Parker, Jr., and Thomas B. Winmill, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill. The Fund has no standing nominating or compensation committee or any committee performing similar functions. Certain information concerning the Fund's Directors and executive officers, including compensation and other relevant information, is set forth in Exhibit A hereto. The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing, or retirement plan. The Fund had six Board meetings and one committee meeting during the Fund's most recently completed fiscal year. Each Director attended all Board and committee meetings held during such year during the period such Director was in office. For the fiscal year ended June 30, 1998, the aggregate amount of compensation paid to the nominee by the Fund and by all other investment companies advised by Bull & Bear Advisers, Inc. (the "Investment Manager"), the Fund's investment adviser, and its affiliates (collectively, the "Investment Company Complex") for which such nominee is a Board member (the current number of which is set forth in parenthesis next to the nominee's total compensation) was as follows:

                                                  Total Compensation from Fund
                                                  and Investment Company Complex
                         Aggregate Compensation   (the number of other funds)
Name of Nominee          from the Fund            Paid to Nominee
------------------------------------------------ ------------------------------
Frederick A. Parker, Jr.   $13,250                       $13,250 (0)

    The aggregate amount of compensation paid to each continuing Director by the Fund and by all other funds in the Investment Company Complex for which such continuing Director is a Board Member (the number of which is set forth in parenthesis next to the continuing Director's total compensation) for the fiscal year ended June 30, 1998, was as follows:


                                                                                           Total Compensation from Fund and
                                                    Aggregate Compensation              Investment Company Complex (the number
Name of Continuing Director                             from the Fund                 of other funds) Paid to Continuing Director
---------------------------------------------- -------------------------------- ---------------------------------------------
Bassett S. Winmill                                          $0                                          $0 (2)
Mark C. Winmill                                             $0                                          $0 (5)
Thomas B. Winmill                                           $0                                          $0 (8)
Douglas Wu                                                $9,850                                      $9,850 (0)

    The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"), a publicly-owned company whose securities are listed on The Nasdaq Stock Market. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. In October 1997, Bassett S. Winmill, Mark
C. Winmill, and Thomas B. Winmill each received from Group incentive stock options to purchase 40,000 shares of Group's Class A common stock at $2.475 per share. These options expire October 28, 2002.

Vote Required

    Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, the election of the nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.


PROPOSAL 2:       RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period ending December 31, 1998 at a Board meeting held on September 9, 1998. Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal period ending December 31, 1998 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since its organization, and acts as independent auditors of Group. The Fund's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.


PROPOSAL 3:   AMENDING THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE FUND'S
              NAME

    The Fund seeks to achieve its investment objective of providing a high level of current income, liquidity, and safety of principal by investing primarily in securities backed by the full faith and credit of the United States ("U.S. Government Securities"). It currently is a fundamental policy of the Fund to invest at least 65% of the value of its total assets in U.S.

Government Securities, including direct obligations of the United States (such as U.S. Treasury bills, notes, and bonds) and certain agency securities, such as those issued by the Government National Mortgage Association. On August 17, 1998, the Fund announced that it intended to invest up to 35% of its total assets in equity and other securities, commencing October 19, 1998. The securities in which the Fund invests are described in Exhibit C. Accordingly, the Fund's Board has proposed an amendment to the Fund's Articles of Incorporation to change the Fund's name. It is proposed that the Fund's name be changed to "Bexil Corporation." The Fund's Board of Directors determined that the name change was advisable and approved the proposed name, subject to stockholder approval, at a meeting held on July 16, 1998 to enhance the acceptance of the Fund's shares in the marketplace. The text of the amendment approved and advised by the Board of Directors is set forth as Exhibit B hereto. Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDING THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE FUND'S NAME.

                             ADDITIONAL INFORMATION

    To the knowledge of the management of the Fund, as of the record date, the following purported to beneficially own 5% or more of the outstanding shares of the Fund: Karpus Management Inc., d/b/a Karpus Investment Management, Inc. ("Karpus"), 14-A Tobey Village Office Park, Pittsford, New York 14534, owned, according to a Schedule 13D filed by Karpus on November 16, 1998, 119,250 shares or 15.9% of the Fund's total outstanding shares. Karpus failed to elect its slate of nominees in opposition to management at the 1997 Annual Meeting of Stockholders of the Fund. On February 19, 1998, the Fund filed a lawsuit against Karpus in the United States District Court for the Southern District of New York, 98 Civ. 1190, alleging violations of the Federal securities laws in connection with transactions by Karpus in Fund shares. The outcome of this matter cannot be predicted with certainty. Karpus filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005 to gain access to the Fund's stockholder list, which was dismissed with prejudice.

    A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2 and 3.

    In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $25,000 plus expenses, primarily by contacting shareholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

DISCRETIONARY AUTHORITY, SUBMISSION DEADLINES

    Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders and the stockholder proposal described in this sentence, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by September 21, 1998, and on a stockholder proposal, separately solicited by such stockholder, that the investment management agreement dated September 12, 1996, as the same may have been amended, extended or restated, between the Investment Manager and the Fund shall be terminated promptly following the Meeting. The proxies intend to exercise their discretion to vote against such stockholder proposal. The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is July 20, 1999 and the date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the Securites Exchange Act of 1934, as amended (the "1934 Act"), is considered untimely for purposes of Rule 14a-4(c) of the 1934 Act is October 19, 1999. In addition to any other applicable requirements, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Fund in the manner set forth in the Fund's By-laws. As of the date hereof, the Fund's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Fund (a) in the case of an annual meeting, not less than sixty (60) calendar days nor more than ninety
(90) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) calendar day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. For the foregoing purposes, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Fund with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules and regulations thereunder) of the 1940 Act.

    As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, at its principal executive offices, to the attention of Deborah Ann Sullivan, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

    Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Name of Continuing Director, Principal Occupation  and                                             Director           Year Term
 Business Experience for Past Five Years                                                             Since             Expires
---------------------------------------------------------------------------------------------- -----------------  ---------------

CLASS II:

DOUGLAS WU -- He is Principal of Libra Advisors LLC. From 1996 to June 1998,                         1997               1999
he was Managing Director - Private Equity Investments, of Croesus Capital Management
Corporation.  From 1992 to 1996, he was a partner of Medall Partners, a merchant banking firm.  His address is 277 Park Avenue, New York, New York 10172.  He was
born July 31, 1960.

CLASS III:

MARK C. WINMILL* -- He is Co-President and Chief Financial Officer of the Fund,                      1996               2000
as well as the other investment companies in the Investment Company Complex, and of
Group and certain of its affiliates.  He also is Chairman of the Investment Manager and
Investor Service Center, Inc. ("Investor Service"), a registered broker/dealer and a subsidiary of Group, and President of Bull & Bear Securities, Inc. ("BBSI"), a registered broker/dealer and a subsidiary of Group.  He is a son of Bassett S. Winmill and brother of Thomas B. Winmill.  His address is 11 Hanover Square, New York, New York
10005.  He was born November 26, 1957.

CLASS IV:

THOMAS B. WINMILL* -- He is Co-President, Chief Executive Officer, and General                       1996               2001
Counsel of the Fund, as well as the other investment companies in the Investment
Company  Complex,  and of  Group  and  certain  of its  affiliates.  He  also is
President of the Investment  Manager and Investor  Service and Chairman of BBSI.
He is a member  of the New York  State Bar and the SEC  Rules  Committee  of the
Investment Company  Institute.  He is a son of Bassett S. Winmill and brother of
Mark C. Winmill.  His address is 11 Hanover Square, New York, New York 10005. He was born June 25, 1959.

CLASS V:

BASSETT S. WINMILL* -- He is Chairman of the Board of the Fund, as well as other                     1996               2002
investment companies in the Investment Company Complex, and of Group.  He is a
member of the New York Society of Security Analysts, the Association for Investment
Management and Research, and the International Society of Financial Analysts.  He is
the father of Mark C. Winmill and Thomas B. Winmill.  His address is 11 Hanover
Square, New York, New York 10005.  He was born February 10, 1930.

    The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

    STEVEN A. LANDIS - Senior Vice President. He also is Senior Vice President of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays de Zoete Wedd Securities Inc. and, from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

    JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer. He also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1992 to 1995, he held various positions with Coopers & Lybrand LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

    DEBORAH ANN SULLIVAN - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and, from 1992 to 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is a member of the New York State Bar.
She was born June 13, 1969.

    The address of each executive officer of the Fund is 11 Hanover Square, New York, New York 10005.

    The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


Name of Officer or Director                        Number of Shares
------------------------------------------  ------------------------------
Steven A. Landis                                        50.000
Joseph Leung                                             0
Frederick A. Parker, Jr.                               150.000
Deborah Ann Sullivan                                     0
Bassett S. Winmill                                   1,000.000
Mark C. Winmill                                         20.000
Thomas B. Winmill                                       20.743
Douglas Wu                                               0

    Group and its subsidiaries, of which Bassett S. Winmill may be deemed a controlling person, also own in the aggregate 101.111 Fund shares.
Mr. Winmill disclaims beneficial ownership of such shares.

                                    EXHIBIT B

    The Articles of Incorporation of Bull & Bear U.S. Government Securities Fund, Inc. shall be amended by striking Article II and inserting in lieu thereof the following:



                                 ARTICLE II NAME

 The name of the corporation (hereinafter called the "Corporation") is Bexil Corporation.

                                    EXHIBIT C


Description of the Fund's Portfolio Securities

    The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States ("U.S. Government Securities"). It is a fundamental policy of the Fund that it invest at least 65% of its total assets in U.S. Government Securities, including direct obligations of the United States (such as U.S. Treasury Bills, Notes and Bonds) and securities issued by certain agencies of the U.S. Government (such as GNMA Certificates).

    The Fund may invest up to 35% of total assets in equity securities, fixed-income securities, money market instruments, and securities of other investment companies (a description of these securities and their risks is set forth below) to the extent consistent with its investment objective. Issuers of these securities may include U.S. and foreign entities, including small capitalization companies, private companies and companies that invest or deal in natural resources or commodities. The Fund will invest in such securities based on the Investment Manager's analysis of issuer fundamentals, and technical and economic trends.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and warrants. Equity securities fluctuate in price which will result in changes in the net asset value of the Fund's shares and thus its net asset value total return. The value of the Fund's investments in certain equity securities may be affected by changes in the price of precious metals, such as gold, platinum and silver, which have been influenced by industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governmental and international agencies. Small capitalization companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies.

Fixed-income securities include bonds, debentures, notes, mortgage-related securities and asset-backed securities. The Fund will purchase only fixed-income securities, other than convertible debt securities, that are rated investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Convertible debt securities purchased by the Fund may be rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. The Fund's investments in fixed-income securities will be subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, while interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. These principles of interest rate risk also apply to U.S. Government Securities, which are guaranteed only as to timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Fixed-income securities also are subject to credit risk, which is the possibility that the issuer of the security will fail to make timely payments of interest or principal. The credit risk to the Fund will depend on the quality of its investment. Convertible debt securities rated below investment grade have higher credit risk and there is a greater likelihood that interest and principal payments on such securities will not be made on a timely basis. Mortgage-related and asset-backed securities are a form of derivative instruments subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. If the Fund invests in such securities and they are paid off substantially earlier or later than expected, their value could decline, causing the Fund's net asset value to decrease.

Money market instruments include U.S. Government Securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements.

Investment company securities include those of other investment companies. Investments in such securities generally involve duplication of advisory fees and certain other expenses.

    Any foreign securities the Fund purchases could carry additional risks such as changes in currency exchange rates, a lack of adequate company information, and political instability.

                             Your vote is important!


      Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to Bull & Bear U.S. Government Securities Fund, Inc. c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230, so that your shares can be represented at the Meeting.



           Please fold and detach card at perforation before mailing.



Bull & Bear U.S. Government
Securities Fund, Inc.                             Proxy/Voting Instruction Card
-------------------------------------------------------------------------------


This proxy is solicited by and on behalf of the Fund's Board of Directors for the Annual Meeting of Stockholders on December 18, 1998, and at any postponement or adjournment thereof.

The undersigned stockholder of Bull & Bear U.S. Government Securities Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Deborah Ann Sullivan and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, at 8:00 a.m. on December 18, 1998, and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


                                      Sign here as name(s) appear to the left.


                                      -------------------------


                                      -------------------------


                                Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                Dated:        , 1998

                Proxy to be signed and dated on the reverse side.
           Please fold and detach card at perforation before mailing.






Bull & Bear U.S. Government
Securities Fund, Inc.        Please mark your votes as in this example: (record)
-------------------------------------------------------------------------------


Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.

1. To elect the Nominee, Frederick A. Parker, Jr., as Class I Director to serve for a five year term and until his successor is duly elected and qualified.


|_|  FOR the Nominee,                 |_| WITHHOLD authority for the Nominee,
     Frederick A. Parker, Jr.             Frederick A. Parker, Jr.


2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.


        |_|      FOR            |_|      AGAINST       |_|      ABSTAIN

3. To amend the Fund's Articles of Incorporation to change the Fund's name to Bexil Corporation.


        |_|      FOR            |_|      AGAINST       |_|      ABSTAIN